EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information included in a supplement to the Class A, Class B and Class C Prospectus and to the Class I and Class R Prospectus, each dated February 29, 2012, for Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund and Calamos Market Neutral Income Fund, each a series of Calamos Investment Trust, filed with the Securities and Exchange Commission on December 19, 2012 (Accession No. 0001193125-12-508259), the purpose of which was to make certain clarifications to each Fund’s risk/return summary information and to re-open Calamos Market Neutral Income Fund to new investors.